EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to

18 U.S.C. Section 1350,

As Adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Brent M. Cook, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Raser Technologies, Inc. on Form 10-Q for the quarterly period ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Raser Technologies, Inc.

Date: November 9, 2006	/s/ Brent M. Cook
Brent M. Cook
Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to

18 U.S.C. Section 1350,

As Adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, William Dwyer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Raser Technologies, Inc. on Form 10-Q for the quarterly period ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Raser Technologies, Inc.

Date: November 9, 2006	/s/ William Dwyer
William Dwyer
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of each of the written statements above required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Raser Technologies, Inc. and will be retained by Raser Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The forgoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-Q and shall not be considered filed as part of the Form 10-Q.